UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 3, 2004

Tapestry Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24320	84-1187753
(State of incorporation)	(Commission File Number)	IRS Employer Identification No.)

4840 Pearl East Circle, Suite 300W
Boulder, Colorado 80301
(Address of principal executive offices and zip code)

(303) 516-8500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(b)           On September 3, 2004, the Audit Committee of the Board of Directors of Tapestry Pharmaceuticals, Inc. (the “Company”) engaged Grant Thornton LLP (“Grant Thornton”) as independent accountants to audit the Company’s financial statements for its fiscal year ending December 29, 2004.  Pursuant to the charter of the Audit Committee, such committee has the sole authority to appoint the Company’s independent auditor.

During the Company’s two most recent fiscal years, ended December 31, 2003 and December 31, 2002, and through September 3, 2004, neither the Company nor anyone acting on its behalf consulted with Grant Thornton regarding any of the matters or events set forth in Items 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
16	Letter of Ernst & Young LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 3, 2004

TAPESTRY PHARMACEUTICALS, INC.

By:	/s/ GORDON LINK
Gordon Link
Senior Vice President, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
16	Letter of Ernst & Young LLP